UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 30, 2006

                              Cytec Industries Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                     1-12372                  22-3268660
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

       Five Garret Mountain Plaza
            West Paterson, NJ                                      07424
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(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code (973) 357-3100
                                                           --------------

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities

On June 30, 2006, Cytec Industries Inc. issued a press release (the "Press Release") announcing a restructuring of its polymer additives product line. A majority of the restructuring actions are expected to be completed by the end of 2006. The Press Release is incorporated by reference into this item 2.05.



Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

    Exhibit 99.1 Press Release, dated June 30, 2006.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          Cytec Industries Inc.
                          ---------------------
                          (Registrant)

Date:  June 30, 2006      By: /s/ D.M. Drillock
       -------------          -----------------
                              D.M. Drillock
                              Vice President - Controller and Investor Relations

                                  Exhibit Index


Exhibit Number                                     Description
--------------                                     -----------

99.1                                               Press Release dated
                                                   June 30, 2006